Hancock Whitney to Acquire MidSouth Bancorp, Inc. An in-market, low risk, high return transaction April 30, 2019 Exhibit 99.2

Important Cautionary Statement about Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations regarding the business combination, our performance and financial condition, the integration of MidSouth with Hancock Whitney, deposit trends, credit quality trends, changes in interest rates, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties, including among others: the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Hancock Whitney’s and MidSouth’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals for the merger or related transactions are not obtained or the conditions to the parties’ obligations to complete the merger are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks relating to the parties and the proposed transaction, will be more fully discussed in the Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other periodic reports that we file with the SEC. Important Additional Information and Where to Find It This communication is being made in respect of the proposed merger transaction between Hancock Whitney and MidSouth. In connection with the proposed merger, Hancock Whitney will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of MidSouth and a Prospectus of Hancock Whitney, as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement/Prospectus will be sent to MidSouth shareholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. MidSouth shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus when it becomes available, along with any other documents filed by Hancock Whitney and MidSouth with the SEC, and any amendments or supplements to these documents, because they will contain important information regarding the merger and the parties to the merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hancock Whitney and MidSouth, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Hancock Whitney at www.hancockwhitney.com under the heading “SEC Filings” or from MidSouth at www.midsouthbank.com under the heading “SEC Filings”. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5208, or by sending an e-mail to trisha.carlson@hancockwhitney.com, or by directing a request to MidSouth Bancorp, Inc., 102 Versailles Boulevard, Lafayette, Louisiana 70501, Attention: Investor Relations, by calling 337.593.3143, or by sending an e-mail to lorraine.miller@midsouthbank.com. Participants in the Solicitation Hancock Whitney, MidSouth, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 12, 2019. Information regarding MidSouth’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information and Where to Find It.”

Transaction Highlights In-market, strategic transaction with significant cost save opportunities $1.7 billion asset bank headquartered in Lafayette, LA Provides opportunity to enhance share in existing markets Provides low cost / low risk entry into Dallas and northern Louisiana markets Low risk integration Accretive to returns and EPS beginning 1Q 2020 Hands-on local knowledge of market dynamics and credit portfolio Extensive portfolio diligence conducted Estimated a 5.0% gross loan mark to be assumed on acquired loans Maintains capital strength and enhances liquidity; 62% loan / deposit ratio Proactive consultation with primary regulators Fully phased in EPS accretion of $0.13 - $0.15 or approximately 3% Enhances liquidity, NIM, and ROTCE $900 million of relationship loans with an approximate average yield of 5.7% $1.4 billion of deposits with an approximate average cost of 46 bps Cash return on invested capital (ROIC) 20%+ Strategic Rationale Prudent Risk Financially Compelling

Enhances Position in Existing Markets and Provides Future Opportunities In New Ones MidSouth locations Hancock Whitney locations

An In-market, Low Risk, High Return Transaction Fixed conversion ratio of 0.2952 per MidSouth common share Implied value of $12.75 per share based on the merger agreement, or approximately $213MM in aggregate value on that basis 100% stock-for-stock 1.4x adjusted tangible book (projected at closing) 5% adjusted core deposit premium Fully phased in EPS accretion of $0.13 - $0.15 Tangible book dilution at closing(1) <80bps with accelerated earn-back period Redeeming $32 million of SBLF Preferred, $22 million of Trust Preferred and $9 million of Series C Preferred (subject to receipt of applicable Treasury and bank regulatory approvals otherwise, rolled over at closing) Comprehensive, in-depth diligence conducted Estimated 5% loan mark on acquired portfolio (approximately $45 million) Conservative level of initial deposit run-off included in modeling projections Significant identified cost savings of 50%-55% (based on MidSouth’s 2019/2020 street estimates) Estimated $38 million of pre-tax one-time acquisition expenses (1) Pro forma metric based on MidSouth’s tangible book value (TBV) adjusted for reversal of deferred tax asset (DTA) valuation

Building Scale Through A Low-Risk Transaction Key Metrics Hancock Whitney 1Q19 MidSouth 1Q19 1Q19 Pro forma Total Assets (billions) $28.5 $1.7 $30.2 Total Loans (billions) $20.1 $0.9 $21.0 Total Deposits (billions) $23.4 $1.4 $24.8 Loans / Deposits 86% 62% 84% Tang. Common Equity(1) 8.36% 8.37% 8.32% (1) MidSouth and pro forma metric based on MidSouth’s tangible book value (TBV) adjusted for reversal of DTA valuation Loan Yield 4.84% 5.74% 4.88% Deposit Cost 0.81% 0.46% 0.79% Net Interest Margin (NIM) 3.46% 3.89% 3.49% Energy Loans/Total Loans 5.3% 12.2% 5.6% NPLs/Total Loans 1.6% 2.6% 1.6%

Hancock Whitney to Acquire MidSouth Bancorp, Inc. An in-market, low risk, high return transaction April 30, 2019